UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 15, 2020

SPARTAN ENERGY ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38625	82-3100340
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

9 West 57th Street, 43rd Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 258-0947

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	SPAQ.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	SPAQ	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SPAQ WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on July 10, 2020, Spartan Energy Acquisition Corp., a Delaware corporation (“Spartan”), Fisker Inc., a Delaware corporation (“Fisker”), and Spartan Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Spartan (“Merger Sub”), entered into a Business Combination Agreement and Plan of Reorganization (the “Business Combination Agreement”), pursuant to which Merger Sub will, upon the terms and subject to the conditions thereof, merge with and into Fisker (the “Merger,” together with the other transactions related thereto, the “Proposed Transactions”), with Fisker surviving the Merger as a wholly owned subsidiary of Spartan. On October 5, 2020, Spartan filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”) for the solicitation of proxies in connection with a special meeting of Spartan’s stockholders to be held on October 28, 2020 to consider and vote on, among other proposals, a proposal to approve the Business Combination Agreement and the Proposed Transactions.

On October 14, 2020, Fisker and Spartan entered into a Cooperation Agreement with Magna International Inc. (“Magna”) setting forth certain terms for the development of a full electric vehicle (the “Cooperation Agreement”). The Cooperation Agreement sets out the main terms and conditions of the upcoming operational phase agreements (the “Operational Phase Agreements”) that will extend from the Cooperation Agreement and other agreements with Magna (or its affiliates) that are expected to be entered into by and between Fisker and Magna (or its affiliates). The upcoming Operational Phase Agreements referenced in the Cooperation Agreement relate to various platform and manufacturing agreements. The Cooperation Agreement provides that New Fisker (as defined in the Proxy Statement) will issue to Magna (or to an affiliate of Magna designated by Magna) warrants to purchase Class A Common Stock in an amount equal to six percent (6%) of the capital stock of New Fisker on a fully diluted basis (which means for these purposes, after giving effect to the deemed conversion or exercise of all options, warrants and other convertible securities of New Fisker outstanding on the issuance date; provided, however, that the “public warrants” sold as part of the units issued by Spartan in its initial public offering which closed on August 14, 2018 shall not be deemed to be exercised for these purposes) after giving effect to the Merger and issuance of the warrants to purchase such shares to Magna, with an exercise price of $0.01 per share of (the “Magna Warrants”). The Magna Warrants are subject to vesting upon the achievement of certain milestones as set forth in the Cooperation Agreement. Additionally, the shares of Class A Common Stock underlying the Magna Warrants will be entitled to registration rights under the A&R Registration Rights Agreement (as defined in the Proxy Statement) and Magna will enter into a lock-up agreement on the same terms as the other investors in Fisker.

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

Spartan is providing additional information regarding the Proxy Statement to its stockholders. These disclosures should be read in connection with the Proxy Statement, which should be read in its entirety. To the extent that the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. Defined terms used but not defined herein have the meanings set forth in the Proxy Statement. Without admitting in any way that the disclosures below are material or otherwise required by law, Spartan makes the following amended and supplemental disclosures (with additional language in bold and underlined text below):

The following additional paragraph shall be included immediately prior to the final paragraph on page ix of the Proxy Statement:

On October 14, 2020, Fisker and Spartan entered into a Cooperation Agreement with Magna International Inc. (“Magna”) setting forth certain terms for the development of a full electric vehicle (the “Cooperation Agreement”). The Cooperation Agreement sets out the main terms and conditions of the upcoming operational phase agreements (the “Operational Phase Agreements”) that will extend from the Cooperation Agreement and other agreements with Magna (or its affiliates) that are expected to be entered into by and between Fisker and Magna (or its affiliates). The upcoming Operational Phase Agreements referenced in the Cooperation Agreement relate to various platform and manufacturing agreements. The Cooperation Agreement provides that New Fisker will issue to Magna (or to an affiliate of Magna designated by Magna) warrants to purchase Class A Common Stock in an amount equal to six percent (6%) of the capital stock of New Fisker on a fully diluted basis (which means for these purposes, after giving effect to the deemed conversion or exercise of all options, warrants and other convertible securities of New Fisker outstanding on the issuance date; provided, however, that the “public warrants” sold as part of the units issued by Spartan in its initial public offering which closed on August 14, 2018 shall not be deemed to be exercised for these purposes) after giving effect to the Merger and issuance of the warrants to purchase such shares to Magna, with an exercise price of $0.01 per share of (the “Magna Warrants”). The Magna Warrants are subject to vesting upon the achievement of certain milestones as set forth in the Cooperation Agreement. Additionally, the shares of Class A Common Stock underlying the Magna Warrants will be entitled to registration rights under the A&R Registration Rights Agreement and Magna will enter into a Lock-Up Agreement (as defined below) on the same terms as the other investors in Fisker. Unless otherwise specifically set forth in this proxy statement, the ownership percentages with respect to New Fisker set forth throughout this proxy statement do not take into account the issuance of the Magna Warrants. Please see the section entitled “Summary of the Proxy Statement—Ownership of New Fisker After the Closing Assuming Magna Warrants Issued” for further information.

The following additional paragraph shall be included immediately after the final paragraph under the question “Q: What equity stake will our current stockholders and the holders of our Founder Shares hold in New Fisker following the consummation of the business combination?” on page 5 of the Proxy Statement:

On October 14, 2020, Fisker and Spartan entered into a Cooperation Agreement with Magna International Inc. (“Magna”) setting forth certain terms for the development of a full electric vehicle (the “Cooperation Agreement”). The Cooperation Agreement sets out the main terms and conditions of the upcoming operational phase agreements (the “Operational Phase Agreements”) that will extend from the Cooperation Agreement and other agreements with Magna (or its affiliates) that are expected to be entered into by and between Fisker and Magna (or its affiliates). The upcoming Operational Phase Agreements referenced in the Cooperation Agreement relate to various platform and manufacturing agreements. The Cooperation Agreement provides that New Fisker will issue to Magna (or to an affiliate of Magna designated by Magna) warrants to purchase Class A Common Stock in an amount equal to six percent (6%) of the capital stock of New Fisker on a fully diluted basis (which means for these purposes, after giving effect to the deemed conversion or exercise of all options, warrants and other convertible securities of New Fisker outstanding on the issuance date; provided, however, that the “public warrants” sold as part of the units issued by Spartan in its initial public offering which closed on August 14, 2018 shall not be deemed to be exercised for these purposes) after giving effect to the Merger and issuance of the warrants to purchase such shares to Magna, with an exercise price of $0.01 per share of (the “Magna Warrants”). The Magna Warrants are subject to vesting upon the achievement of certain milestones as set forth in the Cooperation Agreement. Additionally, the shares of Class A Common Stock underlying the Magna Warrants will be entitled to registration rights under the A&R Registration Rights Agreement and Magna will enter into a Lock-Up Agreement on the same terms as the other investors in Fisker. Unless otherwise specifically set forth in this proxy statement, the ownership percentages with respect to New Fisker set forth throughout this proxy statement do not take into account the issuance of the Magna Warrants. Please see the section entitled “Summary of the Proxy Statement—Ownership of New Fisker After the Closing Assuming Magna Warrants Issued” for further information.

The following additional section shall be included immediately prior to the section entitled “Board of Directors of New Fisker Following the Business Combination” on page 24 of the Proxy Statement:

Ownership of New Fisker After the Closing Assuming Magna Warrants Issued

On October 14, 2020, Fisker and Spartan entered into a Cooperation Agreement with Magna International Inc. (“Magna”) setting forth certain terms for the development of a full electric vehicle (the “Cooperation Agreement”). The Cooperation Agreement sets out the main terms and conditions of the upcoming operational phase agreements (the “Operational Phase Agreements”) that will extend from the Cooperation Agreement and other agreements with Magna that are expected to be entered into by and between Fisker and Magna (or its affiliates). The upcoming Operational Phase Agreements referenced in the Cooperation Agreement relate to various platform and manufacturing agreements. The Cooperation Agreement provides that New Fisker will issue to Magna warrants to purchase Class A Common Stock in an amount equal to six percent (6%) of the capital stock of New Fisker on a fully diluted basis (assuming the conversion or exercise of all outstanding convertible securities other than the “public warrants” issued by Spartan in connection with its initial public offering) after giving effect to the Merger and issuance of the warrants to purchase such shares to Magna, with an exercise price of $0.01 per share of (the “Magna Warrants”). The Magna Warrants are subject to vesting upon the achievement of certain milestones as set forth in the Cooperation Agreement. Additionally, the shares of Class A Common Stock underlying the Magna Warrants will be entitled to registration rights under the A&R Registration Rights Agreement and Magna will enter into a Lock-Up Agreement on the same terms as the other investors in Fisker.

Taking into account the issuance of the Magna Warrants, we anticipate that, following completion of the business combination and upon issuance of the Magna Warrants, the ownership of New Fisker will be as follows:

●	the Historical Rollover Stockholders other than Henrik Fisker and Dr. Geeta Gupta will own 29,905,443 shares of our Class A Common Stock, which will constitute 9.5% of our outstanding Common Stock;

●	Henrik Fisker and Dr. Geeta Gupta will own 16,413,516 shares of our Class A Common Stock, assuming they do not convert any of their Class B Common Stock, which will constitute 5.2% of our outstanding Common Stock (including 918,637 shares of Class A Common Stock issued to HF Holdco and 15,494,879 shares of Class A Common Stock underlying options to purchase Class A Common Stock held by Henrik Fisker and Dr. Geeta Gupta);

●	the public stockholders will own 55,192,542 shares of our Class A Common Stock (assuming no further redemptions), which will constitute 17.6% of our outstanding Common Stock;

●	the New PIPE Investors will own 50,000,000 shares of our Class A Common Stock, which will constitute 16.0% of our outstanding Common Stock;

●	the initial stockholders will own 13,358,824 shares of our Class A Common Stock, which will constitute 4.3% of our outstanding Common Stock; and

●	Magna will own warrants to purchase up to 19,362,930 shares of our Class A Common Stock (subject to vesting as set forth in the agreement governing such warrants), which will constitute 6.2% of our outstanding Common Stock; and

●	Henrik Fisker and Dr. Geeta Gupta will own 129,122,242 shares of our Class B Common Stock, or 100% of our outstanding Class B Common Stock, assuming that the Class B Common Stock is not converted to Class A Common Stock to Class A Common Stock, such that as of immediately following the completion of the business combination, taking into account all of their Class A Common Stock and Class B Common Stock, Henrik Fisker and Dr. Geeta Gupta will collectively have approximately 87.5% of the voting power of the capital stock of New Fisker on a fully-diluted basis.

Unless otherwise specified, the number of shares and the interests set forth above assume that (a) no public stockholders elect to have their public shares redeemed, (b) 50,000,000 shares of Class A Common Stock are issued in the PIPE Financing, (c) 46,318,959 shares of Class A Common Stock are issued to the Historical Rollover Stockholders in the business combination (including 918,637 shares of Class A Common Stock issued to HF Holdco and 15,494,879 shares of Class A Common Stock underlying options to purchase Class A Common Stock held by Henrik Fisker and Dr. Geeta Gupta), (d) all pre-merger Fisker Options have vested and been exercised prior to the merger, (e) none of Spartan’s initial stockholders or the Historical Rollover Stockholders purchase shares of Class A Common Stock in the open market, (f) 129,122,242 shares of our Class B Common Stock are issued to Henrik Fisker and Dr. Geeta Gupta in the business combination, (g) the automatic conversion of all outstanding shares of Fisker Class B Common Stock into shares of Fisker Class A Common Stock on a one-for-one basis, as if such conversion had occurred immediately prior to the completion of the business combination, (h) there are no other issuances of equity interests of New Fisker, (i) no additional Closing Cash of Fisker upon the Closing (which otherwise will increase the number of shares of Class A Common Stock and Class B Common Stock issuable to Historical Rollover Stockholders), and (j) all Magna Warrants have vested. As a result of the business combination, the economic and voting interests of our public stockholders will decrease.

The ownership percentages with respect to New Fisker set forth above do not take into account warrants to purchase Class A Common Stock that will remain outstanding immediately following the business combination, but do include the Founder Shares which will convert into Class A Common Stock upon an Initial Business Combination. If the facts are different than these assumptions, the percentage ownership retained by Spartan’s existing stockholders in New Fisker following the business combination will be different. For example, if we assume that all outstanding 18,400,000 public warrants and 9,360,000 private placement warrants were exercisable and exercised following completion of the business combination and further assume that no public stockholders elect to have their public shares redeemed, then the ownership of New Fisker would be as follows:

●	the Historical Rollover Stockholders other than Henrik Fisker and Dr. Geeta Gupta will own 29,905,443 shares of our Class A Common Stock, which will constitute 8.8% of our outstanding Common Stock;

●	Henrik Fisker and Dr. Geeta Gupta will own 16,413,516 shares of our Class A Common Stock, assuming they do not convert any of their Class B Common Stock to Class A Common Stock, which will constitute 4.8% of our outstanding Common Stock (including 918,637 shares of Class A Common Stock issued to HF Holdco and 15,494,879 shares of Class A Common Stock underlying options to purchase Class A Common Stock held by Henrik Fisker and Dr. Geeta Gupta);

●	the public stockholders will own 73,600,000 shares of our Class A Common Stock, which will constitute 21.6% of our outstanding Common Stock;

●	the New PIPE Investors will own 50,000,000 shares of our Class A Common Stock, which will constitute 14.7% of our outstanding Common Stock;

●	the initial stockholders will own 22,718,824 shares of our Class A Common Stock, which will constitute 6.7% of our outstanding Common Stock; and

●	Magna will own warrants to purchase up to 19,362,930 shares of our Class A Common Stock (subject to vesting as set forth in the agreement governing such warrants), which will constitute 5.7% of our outstanding Common Stock; and

●	Henrik Fisker and Dr. Geeta Gupta will own 129,122,242 shares of our Class B Common Stock, or 100% of our outstanding Class B Common Stock, assuming that the Class B Common Stock is not converted to Class A Common Stock, such that as of immediately following the completion of the business combination, taking into account all of their Class A Common Stock and Class B Common Stock, Henrik Fisker and Dr. Geeta Gupta will collectively have approximately 85.9% of the voting power of the capital stock of New Fisker on a fully-diluted basis.

The public warrants and private placement warrants will become exercisable 30 days after the completion of an Initial Business Combination and will expire five years after the completion of an Initial Business Combination or earlier upon their redemption or liquidation.

The risk factor entitled “Fisker’s relationship with one or more OEMs and automotive suppliers is integral to its platform procurement and manufacturing plan, but Fisker does not have any binding commitments from an OEM or automotive supplier to participate in a platform sharing arrangement or manufacturing activities and it may not be able to obtain such commitments. Fisker therefore is seeking alternative arrangements with a number of OEMs, component suppliers, and manufacturers, which it may not be successful in obtaining.” on pages 33 and 34 of the Proxy Statement is hereby supplemented by amending and restating such risk factor to read as follows:

Fisker’s relationship with one or more OEMs and automotive suppliers is integral to its platform procurement and manufacturing plan, but Fisker does not have any binding commitments from an OEM or automotive supplier to participate in a platform sharing arrangement or manufacturing activities and it may not be able to obtain such commitments. Fisker therefore is seeking alternative arrangements with a number of OEMs, component suppliers, and manufacturers, which it may not be successful in obtaining.

To manufacture Fisker’s vehicles as currently contemplated, Fisker will need to enter into definitive agreements and arrangements that are not currently in place. Although Fisker has a historic working relationship with VW and Magna International Inc. and its affiliates (“Magna”) to source an electric vehicle platform, Fisker does not have a definitive agreement with VW, Magna or any other OEM to use a platform and commercially manufacture its vehicles, and as a result, Fisker may not be able to implement its business strategy in the timeframe anticipated, or at all. If Fisker is unable to enter into definitive agreements or is only able to do so on terms that are unfavorable to Fisker, it may not be able to timely identify adequate strategic relationship opportunities, or form strategic relationships, and consequently, Fisker may not be able to fully carry out its business plans. Accordingly, investors should not place undue reliance on Fisker’s statements about its production plans or their feasibility in the timeframe anticipated, or at all.

The disclosure under the heading “Strategic Collaborations” on pages 195 through 197 of the Proxy Statement is hereby supplemented by amending and restating the section to read as follows:

Strategic Collaborations

Magna

Memorandum of Understanding

In August 2020, Fisker entered into a non-exclusive Memorandum of Understanding with MAGNA STEYR Fahrzeugtechnik AG & Co KG (“Magna Steyr”) relating to Fisker’s use of Magna Steyr’s services in manufacturing of Fisker’s vehicles at Magna Steyr’s facilities in Graz, Austria and Hoce, Slovenia (or another location agreed by the parties) (the “Manufacturing MOU”). The Manufacturing MOU provides that Fisker will negotiate a definitive agreement for Magna Steyr to provide manufacturing services upon terms to be determined no later than December 1, 2020. Either party may terminate the Manufacturing MOU upon written notice to the other party. The Manufacturing MOU superseded a previous memorandum of understanding between Fisker and Magna Steyr entered into in January 2020 on substantially similar terms.

Development Agreement

In October 2020, Fisker entered into a Development Services Agreement with Magna Steyr in connection with the development and production of the Fisker Ocean to be built on a smart electric vehicle platform provided by Magna Steyr (or its affiliates) (the “Development Agreement”).

Fisker retains ownership of its intellectual property but granted to Magna Steyr and its affiliates, a limited, non-exclusive, non-transferable, non-sublicensable, revocable, royalty-free license to access, use, copy, display, and create derivative works of such Fisker property solely to the extent necessary for and for the sole purpose of providing the services as may be limited by the terms of the Development Agreement. Magna Steyr retains ownership of its intellectual property but granted to Fisker and its affiliates, a limited, non-exclusive, non-transferable, non-sublicensable, revocable, royalty-free license to access, use, copy, display, and create derivative works of such Magna Steyr property solely to the extent necessary for and for the sole purpose of providing the services as may be limited by the terms of the Development Agreement

The term of the Development Agreement commences in October 2020 and terminates in March 2021. Fisker may terminate the Development Agreement, for convenience, by the end of each calendar month by giving at least two months’ prior written notice. Both parties may also terminate the Development Agreement if the other party is in material breach of the agreement and has failed to remedy the breach within a certain period of time, becomes insolvent or enters into bankruptcy, or is prevented from performing any material obligation under the Development Agreement.

Cooperation Agreement

On October 14, 2020, Fisker and Spartan entered into a Cooperation Agreement with Magna International Inc. (“Magna”) setting forth certain terms for the development of a full electric vehicle (the “Cooperation Agreement”). The Cooperation Agreement sets out the main terms and conditions of the upcoming operational phase agreements (the “Operational Phase Agreements”) that will extend from the Cooperation Agreement and other agreements with Magna that are expected to be entered into by and between Fisker and Magna (or its affiliates). The upcoming Operational Phase Agreements referenced in the Cooperation Agreement relate to various platform and manufacturing agreements. The Cooperation Agreement provides that New Fisker will issue to Magna warrants to purchase Class A Common Stock in an amount equal to six percent (6%) of the capital stock of New Fisker on a fully diluted basis (which means for these purposes, after giving effect to the deemed conversion or exercise of all options, warrants and other convertible securities of New Fisker outstanding on the issuance date; provided, however, that the “public warrants” sold as part of the units issued by Spartan in its initial public offering which closed on August 14, 2018 shall not be deemed to be exercised for these purposes) after giving effect to the Merger and issuance of the warrants to purchase such shares to Magna, with an exercise price of $0.01 per share of (the “Magna Warrants”). The Magna Warrants are subject to vesting as follows:

Milestones	Percentage of Warrants that Vest Upon Achievement
(i) Achievement of the “preliminary production specification” gateway as set forth in the Development Agreement; (ii) entering into the Platform Agreement; and (iii) entering into the Initial Manufacturing Agreement	33.3%

(i) Achievement of the “target agreement” gateway as set forth in the Development Agreement and (ii) entering into the Detailed Manufacturing Agreement, which will contain terms and conditions agreed to in the Initial Manufacturing	33.3%

Start of pre-serial production	33.4%

Additionally, the shares of Class A Common Stock underlying the Magna Warrants will be entitled to registration rights under the A&R Registration Rights Agreement and Magna will enter into a Lock-Up Agreement on the same terms as the other investors in Fisker.

The Cooperation Agreement, and all rights and obligations of the parties thereunder, shall terminate upon any termination of the Business Combination Agreement. Additionally, the issuance of the Magna Warrants is subject to the prior closing of the business combination, and that if the business combination does not close, neither Spartan nor Magna shall have any rights or obligations relating to the issuance of the Magna Warrants.

Fisker and Magna have not entered into a binding definitive agreement for manufacturing of Fisker’s vehicles and there is no guarantee that such a binding definitive agreement will be reached.

Volkswagen

In October 2020, Fisker entered into a Heads of Terms Relating to the Supply of Automotive Parts and Components (the “HoT”) with Volkswagen Aktiengesellschaft (“VW”). The HoT lays out the main indicative non-exhaustive terms to which VW agrees in principle to enter into a future supply agreement with Fisker for purposes of supplying certain parts and components to Fisker to be included in certain Fisker vehicles. The HoT states that the HoT and the Confidentiality Agreement entered into by the two parties as of February 2, 2018 constitute the entire agreement between the parties and extinguishes all previous agreements, promises, assurances, warranties, representations and understandings between them. The HoT does not include a term or termination provision.

Manheim Memorandum of Understanding

In March 2020, Fisker entered into a non-exclusive Memorandum of Understanding with Manheim Remarketing Services, Inc. (“Manheim”) relating to fleet management services (the “Fleet MOU”). The Fleet MOU provides that Fisker will negotiate a definitive agreement for Manheim to provide services relating to fleet management, vehicle storage, dockside collection, mobile fleet servicing, end of lease collections and vehicle refurbishing, among other matters. The initial term of the Fleet MOU will continue until the execution of a definitive agreement. Either party may terminate the Fleet MOU upon 30 days’ written notice to the other party.

Electrify America Charging Network Program Agreement

On December 9, 2019, Fisker entered into a Charging Network Program Agreement with Electrify America, LLC (“Electrify America”) to establish a collaboration between the parties to set up a future customer promotional program whereby Fisker customers receive certain discounts and favorable pricing terms on Electrify America’s network of EV charging stations upon subscribing to Fisker’s vehicles (the “Charging Network Agreement”). The Charging Network Agreement provides that either party’s prior intellectual property remains the intellectual property of such party. The initial term of the Charging Network Agreement is for four years unless terminated earlier by either party.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act. All statements, other than statements of present or historical fact included in this Current Report on Form 8-K, regarding Spartan’s proposed acquisition of the Company and Spartan’s ability to consummate the transaction, are forward-looking statements. When used in this Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Spartan and the Company disclaim any duty to update any forward looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Current Report on Form 8-K. Spartan and the Company caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either Spartan or the Company. In addition, Spartan cautions you that the forward-looking statements contained in this Current Report on Form 8-K are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the Proposed Transactions or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against Spartan or the Company following announcement of the Proposed Transactions; (iii) the inability to complete the Proposed Transactions due to the failure to obtain approval of the shareholders of Spartan, or other conditions to closing in the agreements related to the Proposed Transactions; (iv) the risk that the Proposed Transactions disrupt Spartan’s or the Company’s current plans and operations as a result of the announcement of the Proposed Transactions; (v) the Company’s ability to realize the anticipated benefits of the Proposed Transactions, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably following the Proposed Transactions; (vi) costs related to the Proposed Transactions; (vii) changes in applicable laws or regulations; and (viii) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described in this Current Report on Form 8-K, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in Spartan’s periodic filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Spartan’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Important Information and Where to Find It

In connection with the Proposed Transactions, Spartan has filed the Proxy Statement with the SEC and distributed it to holders of Spartan’s common stock in connection with Spartan’s solicitation of proxies for the vote by the Spartan stockholders with respect to the Proposed Transactions and other matters as described in the Proxy Statement. Spartan Stockholders and other interested parties are urged to read the Proxy Statement, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about Spartan, Fisker and the Proposed Transactions. Spartan stockholders and other interested parties may obtain free copies of the Proxy Statement and other documents filed with the SEC by Spartan through the website maintained by the SEC at http://www.sec.gov or by directing a request to: Spartan Energy Acquisition Corp., 9 West 57th Street, 43rd Floor, New York, New York 10019, Tel: (212) 515-3200.

Participants in the Solicitation

Spartan and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Proposed Transactions. Information about the directors and executive officers of Spartan is set forth in the Proxy Statement. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is included in the Proxy Statement and other relevant materials filed with the SEC regarding the Proposed Transactions. Spartan stockholders and other interested persons should read the Proxy Statement carefully before making any voting decisions. These documents can be obtained free of charge from the sources indicated above.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Description
10.1	Cooperation Agreement, dated as of October 14, 2020, by and among Magna International Inc., Fisker Inc. and Spartan Energy Acquisition Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 15, 2020

SPARTAN ENERGY ACQUISITION CORP.

By:	/s/ Geoffrey Strong
Name: Geoffrey Strong
Title: Chief Executive Officer